Exhibit 99.1

Immediate Action Required

Product Recall Notification

January 8, 2018

Hom/Ade Foods, Inc.

90 East Garden St.

Pensacola, FL 32502

To Hom/Ade Foods Inc. Valued Customers:

We have been notified that Mary B’s® brand biscuits, recently manufactured by Flowers Foods, have the potential to be contaminated with Listeria monocytogenes and requires a product recall.

Listeria monocytogenes is an organism which can cause serious and sometimes fatal infections in young children, frail or elderly people, and others with weakened immune systems. Although healthy individuals may suffer only short-term symptoms such as high fever, severe headache, stiffness, nausea, abdominal pain and diarrhea, Listeria infection can cause miscarriages and stillbirths among pregnant women.

Home/Ade Foods is issuing a voluntary recall and recommends you immediately quarantine and pull specific products listed below from distribution, halting further sale to customers. In addition, if you may have further distributed this product, please identify your customers and notify them at once of this product recall. Your notification to your customers may be enhanced by including a copy of this notification letter. Consumers should not consume these products.  No illnesses have been reported in connection with the recalled items.

Please note, the recall does not include all Mary B’s products or biscuits and pertains only to the below listed from plant 355 (code 355 located immediately following the Manufacturer Item Number on product cases – see photo below). All “Best If Used By” dates BEFORE September 23, 2018 and with the letter “M” immediately after the date are included (see product labels and product photos below).

No other code dates are affected.

UPC #	DESCRIPTION	COUNT PER PACKAGE
2059300007	MARY B’S JUMBO BUTTERMILK BISCUITS 35OZ	10 / 3.5OZ
2059300015	MARY B’S BUTTERMILK BISCUITS 26.4OZ	12 / 2.2OZ
2059300018	MARY B’S SOUTHERNMADE BISCUITS 26.4OZ	12 / 2.2OZ
2059300020	MARY B’S BUTTERMILK VALUE PACK BISCUITS 44OZ	20 / 2.2OZ
2059300021	MARY B’S SOUTHERNMADE VALUE PACK BISCUITS 44OZ	20 / 2.2OZ
2059300022	MARY B’s BUTTERMILK TEA BISCUITS 24OZ	24 / 1OZ
2059300023	MARY B’S BUTTERTASTE VALUE PACK BISCUITS 44OZ	20 / 2.2OZ
2059300028	MARY B’S THIN BUTTERMILK BISCUITS 28.6OZ	22 / 1.3OZ
2059300033	MARY B’S BUTTERMILK FAMILY PACK BISCUITS 60OZ	30 / 2OZ
2059300034	MARY B’S SOUTHERNMADE FAMILY PACK BISCUITS 60OZ	30 / 2OZ
2059300035	MARY B’S BUTTERTASTE FAMILY PACK BISCUITS 60OZ	30 / 2OZ
2059383000	MARY B’S BUTTERMILK 0 TRANS FAT 220CT BULK BISCUITS	220 / 2.2OZ
2059383004	MARY B’S BUTTERMILK BISCUITS 220CT BULK BISCUITS	220 / 2.2OZ
2059387000	MARY B’S MADE WITH WHOLE GRAIN 220CT BULK BISCUITS	220 / 2.2OZ
3059320583	MARY B’S 3.5 OZ JUMBO BUTTERMILK 144CT BULK BISCUITS	144 / 3.5OZ

Although these products are not ready-to-eat items and have baking instructions which, if followed, will reduce consumer risk, there remains some risk that the mishandling of this product prior to or without adequate baking may cause illness.

We are working in coordination with the Food and Drug Administration (FDA) and our supplier on this recall. All affected distributors and retail customers are being notified. Affected products should be destroyed with destruction method described, witnessed and documented. Consumers may return affected products to the place of purchase for a full refund. Customers or consumers with questions may call

1-855-562-7773 between 8 a.m. and 5 p.m. Central Time.

Your assistance is appreciated and necessary to prevent consumer illness. Please complete and return the enclosed RECALL RETURN RESPONSE PRODUCT DESTRUCTION FORM as soon as possible.

Email Hom/Ade Foods at the address below:

Tony Hess

General Manager, Hom/Ade Foods, Inc.

thess@homadefoods.com

2059300007     MARY B’S JUMBO BUTTERMILK BISCUITS 35OZ     10 / 3.5OZ

2059300015     MARY B’S BUTTERMILK BISCUITS 26.4OZ     12 / 2.2OZ

2059300018     MARY B’S SOUTHERNMADE BISCUITS 26.4OZ     12 / 2.2OZ

2059300020     MARY B’S BUTTERMILK VALUE PACK BISCUITS 44OZ     20 / 2.2OZ

2059300021     MARY B’S SOUTHERNMADE VALUE PACK BISCUITS 44OZ     20 / 2.2OZ

2059300022     MARY B’s BUTTERMILK TEA BISCUITS 24OZ     24 / 1OZ

2059300023     MARY B’S BUTTERTASTE VALUE PACK BISCUITS 44OZ     20 / 2.2OZ

2059300028     MARY B’S THIN BUTTERMILK BISCUITS 28.6OZ     22 / 1.3OZ

2059300033     MARY B’S BUTTERMILK FAMILY PACK BISCUITS 60OZ     30 / 2OZ

2059300034     MARY B’S SOUTHERNMADE FAMILY PACK BISCUITS 60OZ     30 / 2OZ

2059300035     MARY B’S BUTTERTASTE FAMILY PACK BISCUITS 60OZ     30 / 2OZ